FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 6, 1999  (June 30, 1999)

                      Morrison Management Specialists, Inc.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


           Georgia                      1-14194                63-1155966
 -----------------------------       -------------        --------------------
 (State or other jurisdiction        (Commission          (IRS Employer
  of incorporation)                   File Number)         Identification No.)


  1955 Lake Park Drive, SE, Suite 400, Smyrna, Georgia         30080-8855
--------------------------------------------------------  --------------------
    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code      (770) 437-3300
                                                  ----------------------------


                           Morrison Health Care, Inc.
                           --------------------------
         (Former name or former address, if changed since last report.)



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Item 5.    Other Events


      Pursuant to the filing of Articles of Restatement and Certificate Regarding the Amended and Restated Articles of Incorporation of Morrison Health Care, Inc. (the "Company") with the Georgia Secretary of State, effective as of 5:00 p.m. on June 30, 1999, the Company changed its name to "Morrison Management Specialists, Inc."

Item 7.     Financial Statements and Exhibits


(c)   Exhibits.

      99.1  Amended  and  Restated  Articles  of  Incorporation  of Morrison
            Management   Specialists,   Inc.   as  filed  with  the  Georgia
            Secretary of State on June 30, 1999.

                                      SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 6, 1999                 MORRISON MANAGEMENT SPECIALISTS, INC.


                                    By:   /S/ K. Wyatt Engwall
                                       ---------------------------------
                                    Name:  K. Wyatt Engwall
                                    Title: Senior Vice President, Finance
                                          (Senior Vice President and
                                           Principal Accounting Officer)